UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 2, 2004

Date of Report (Date of earliest event reported)

ARGONAUT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31019 (Commission File Number)	94-3216714 (IRS Employer Identification No.)

220 Saginaw Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 716-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On November 2, 2004, Argonaut Technologies, Inc. issued a press release regarding its financial results for its third fiscal quarter for the period ended September 30, 2004. The full text of the press release concerning the foregoing results is furnished herewith as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Document
99.1	Text of press release issued by Argonaut Technologies, Inc., dated November 2, 2004, reporting the results of operations for Argonaut’s third fiscal quarter for the period ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGONAUT TECHNOLOGIES, INC.

/s/ Lissa A. Goldenstein Lissa A. Goldenstein President and Chief Executive Officer

Date: November 2, 2004

Exhibit Index

Exhibit Number	Document
99.1	Text of press release issued by Argonaut Technologies, Inc., dated November 2, 2004, reporting the results of operations for Argonaut’s third fiscal quarter for the period ended September 30, 2004.